IDT Corporation

(NYSE: IDT)

Investor Presentation

June 28, 2011

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about IDT's and its divisions' future performance;
- projections of IDT's and its divisions' results of operations or financial condition;
- statements regarding IDT's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of IDT's shale oil projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on IDT's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the IDT's control. Such known and unknown risks, uncertainties and other factors may cause IDT's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in IDT's periodic filings made with the Securities and Exchange Commission.

IDT cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of IDT's current expectations concerning future results, events and conditions and IDT is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

IDT Today

IDT is a diversified holding company with core holdings in telecom and retail energy, supplemented by growth opportunities in technology and oil shale

Core		Short Term Growth		Long Term Growth	
IDT Telecom	IDT Energy	Fabrix	Zedge	AMSO	IEI
Generate Cash Flow		Breakeven or Thereabout		Require Investment	

IDT Facts & Figures

IDT®

- Publicly traded on the NYSE (NYSE: IDT)
- Global presence: ~1,300 employees on 6 continents
- Revenues exceeded $1.4 billion in FY 2010
- Strong, Liquid Balance Sheet
  - ~$280 million in cash, cash equivalents and CD's
  - ~$37 million in debt (but mainly non-recourse)
  - ~$219 million in equity (ROE: 17.1%)
- Free Cash Flow (TTM) of $48.3 million
- FCF Yield on Adjusted Enterprise Value of ~15%

** TTM – Twelve months ended April 30, 2011 (3Q11)*

IDT Consolidated Financial Overview

Strong Bottom Line Improvement

Net Income Up $258 Million Since FY 2008

(USD in millions)	TTM*	FY 10	FY09	FY 08
Revenue	$1,511.9	$1,401.4	$1,507.7	$1,725.7
Direct Cost	$1,214.9	$1,110.7	$1,160.1	$1,364.8
Gross Profit	$297.0	$290.7	$347.6	$360.9
Gross Margin %	*19.6%*	*20.7%*	*23.1%*	*20.9%*
SG&A	$236.5	$222.4	$289.0	$422.6
Research and Development	$10.0	$8.0	$9.0	$11.6
Adjusted EBITDA	$50.5	$60.3	$49.5	($73.2)
Income (loss) from Operations	$33.1	$32.2	($43.3)	($166.3)
Net Income (loss) attributable to IDT	**$34.0**	**$20.3**	**($155.4)**	**($224.3)**

** TTM – Twelve months ended April 30, 2011 (3Q11)*

Lines of Business


IDT Corp
IDT Telecom (100%)
Genie Energy (96.8%)
Telecom Platform Services (100%)
Consumer Phone Services (100%)
IDT Energy (100%)
Genie Oil & Gas (94.5%)
Other
American Shale Oil (AMSO) (50%)
Israel Energy Initiatives (IEI) (89%)
Fabrix (~70%)
Zedge (81%)
IP Assets (ICTI) (94.5%)

IDT Telecom

Integrated product and distribution company built around transaction networks

- Over $1.2 billion in revenue
- Over 800 carrier interconnections
- One of the world's largest calling card distributors
- Terminate ~ 25 billion minutes per year
- Diversified market presence on 6 continents

TPS - Product Portfolio & Channels


Carrier - Wholesale
Voice
Payments
Carrier Interconnects
Calling Cards
Call Shop
Voiceline
Cable Telephony
Mobile Apps
Gift Cards
Reloadable Debit
Int'l Mobile Top-Up
Remittance
Retail
Reseller
Direct

TPS – Operational & Financial Trends


Minutes
(in billions)
26
24
22
20
18
16
14
12
10
2009
2010
TTM*


Revenue
(in millions)
1,500
1,300
1,100
900
700
500
2009
2010
TTM*


Deferred Revenue
(in millions)
85
80
75
70
65
60
55
50
Jul-09
Jul-10
Apr-11


Gross Profit
(in millions)
250
200
150
100
2009
2010
TTM*

GM 20.3% 17.9% 17.3%


SG&A
(in millions)
220
200
180
160
140
120
100
2009
2010
TTM*


Adjusted EBITDA
(in millions)
45
40
35
30
25
20
2009
2010
TTM*

* TTM – Twelve months ended April 30, 2011 (3Q11)

IDT Telecom - Results of Operations

(USD in millions)	3Q10	4Q10	1Q11	2Q11	3Q11	TTM**	FY 10	FY 09
Revenue	$300.0	$308.0	$309.9	$341.3	$340.7	$1,300.0	$1,193.8	$1,237.1
Gross Profit	$57.2	$60.6	$57.8	$59.0	$58.6	$236.0	$227.7	$270.3
Gross Margin %	19.1%	19.7%	18.7%	17.3%	17.2%	18.2%	19.1%	21.8%
SG&A	$44.6	$46.3	$45.6	$46.5	$47.8	$186.2	$180.2	$220.9
SG&A as a Percentage of Revenue	14.9%	15.0%	14.7%	13.6%	14.0%	14.3%	15.1%	17.9%
Adjusted EBITDA	**$12.6**	**$14.4**	**$12.3**	**$12.5**	**$10.7**	**$49.8**	**$47.4**	**$49.4**
Depreciation and Amortization	$6.6	$7.0	$4.8	$4.7	$4.3	**$20.8**	$29.3	$42.6
Adjusted Operating Income*	**$6.0**	**$7.4**	**$7.5**	**$7.7**	**$6.4**	**$29.0**	**$18.1**	**$6.7**

Revenue								
Telecom Platform Services (TPS)	$291.3	$299.7	$302.5	$334.4	$334.5	$1,271.1	$1,156.7	$1,183.5
Consumer Phone Services (CPS)	$8.6	$8.3	$7.5	$6.9	$6.3	$28.9	$37.2	$53.7
Adjusted EBITDA								
Telecom Platform Services (TPS)	$10.1	$11.3	$10.2	$10.4	$9.2	$41.1	$34.8	$30.3
Consumer Phone Services (CPS)	$2.5	$3.1	$2.1	$2.0	$1.5	$8.7	$12.6	$19.1

**Adjusted Operating Income = Adjusted EBITDA less Depreciation & Amortization*

***TTM – Twelve months ended April 30, 2011 (3Q11)*

Fabrix.TV

Video Storage, Processing & Delivery Platform

Enterprise class, software based storage platform

- Inexpensive clustered video storage technology
- High throughput streaming
- Intelligent content distribution

Supported applications include:

- Cloud based storage and computing
- End-to-end video workflow (creation, editing, rendition and archiving)
- Remote Storage DVR, Video on Demand and TV Anywhere
- Targeted advertising, splicing / ad insertion
- Deep / high performance video storage

Applicability across various industry verticals

- Media & Entertainment, Life Sciences, Security & Surveillance, Oil & Gas

Deployed in the field with close to 20 PBs of capacity

- US Tier One MSO's cloud based DVR offering
- Major N. American operator's VOD expansion

Zedge

www.zedge.net

- One of the world's largest mobile content sharing platforms
- About 40 million unique visitors per month and growing
- Contains over 5 million pieces of content, with approximately 5 million daily downloads
- Four different access points: website, mobile site, touch screen site, Android app
- Building promotional network on Android
- Currently, cash flow break-even with a monthly revenue run rate of ~ $290,000


ZEDGE

* Opera Software "State of the Mobile Web" November 2010

Genie Energy

- IDT Energy
- Genie Oil and Gas
  - Israel Energy Initiatives (IEI)
  - American Shale Oil (AMSO)

IDT Energy - Overview

IDT Energy is an energy services company (ESCO)
- Founded in 2004, now largest independent residential ESCO in New York State
- Purchases electricity & gas in wholesale markets for resale to end users
- Delivery, billing & collections remain responsibility of incumbent utility

Value Proposition
- Customers: Power of choice (no fees) and expectation of savings
- Utilities: POR, consolidated billing provide additional revenues while reducing load-based risk

Risk averse business model
- Focused on residential and small business customer
  - Variable customer pricing
  - Naturally short position enables purchase of supply in the spot market
  - No long term contracts with fixed rates
- Favorable ESCO regulatory environment
  - Purchase of Receivables (POR) programs limit bad debt exposure
  - Liquid and transparent wholesale commodity market

Deregulating markets provide growth opportunities
- Entered NJ and PA markets in the Spring of 2010
- Looking at opportunities in other promising markets

IDT Energy – Markets & Opportunities

IDT

Meter Migration and Market Share in Key States[1]

	Total Meters	Residential Meters	Res. Meters Migrated to ESCOs	% Res. Meters Migrated	IDT Market Share [3]
			(in thousands)		
Long-Term Territories					
New York	11,341	10,045	1,744	17%	19%
New Territories					
New Jersey (PSEG, SJG)	4,600	3,994	166	4%	19%
Pennsylvania (PPL, PECO & NFG)	3,400	2,619	447	17%	2%
New Jersey (rest of state) [2]	2,300	2,229	116	5%	-
Total	10,300	8,842	729	8%	-
Prospective Markets					
Pennsylvania (rest of state)	4,900				
Maryland	3,100				
Illinois	8,100				
Connecticut	1,900				
Total	18,000				

1. Source: U.S. Energy Information Administration
2. Licenses in process in four additional utilities
3. Based on meter counts as of 1/31/11

IDT Energy – Results of Operations

(USD in millions)	3Q10	4Q10	1Q11	2Q11	3Q11	TTM*	FY 10	FY 09
Revenue	$53.8	$46.5	$45.5	$57.8	$53.8	$203.6	$201.4	$264.7
Gross Profit	$15.7	$11.2	$14.7	$11.3	$16.8	$54.0	$57.8	$72.2
Gross Margin %	29.1%	24.0%	32.4%	19.6%	31.2%	26.5%	28.7%	27.3%
SG&A	$5.7	$5.5	$5.9	$5.9	$8.2	$25.5	$19.8	$26.7
Adjusted EBITDA	**$9.9**	**$5.7**	**$8.8**	**$5.4**	**$8.6**	**$28.5**	**$38.0**	**$45.5**

Seasonal but Consistently Profitable



Adjusted EBITDA (In thousands)
20,000
15,000
10,000
5,000
-
40%
35%
30%
25%
20%
15%
Gross Margin
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Adjusted EBITDA
Gross Margin

** TTM – Twelve months ended April 30, 2011 (3Q11)*

Genie Oil and Gas

Genie Oil and Gas - Strategic Vision

Now is the time for unconventional resources

- Protracted tightening in the global oil supply
  - Global consumption at a record 88mm bpd, expected annual demand growth of 1.5mm bpd
  - The "easy" oil has all been discovered – no new large conventional oil discoveries
- Sustained period of high oil prices
  - $79 WTI* price in 2010 represents a 29% increase over 2009
  - Global consumption has returned to pre-downturn levels
- Significant recent technological advances in extraction technology has led to viability of Canadian oil sands and U.S. shale gas plays

** West Texas Intermediate crude oil*

Oil Shale – Genie's In-Situ Recovery

- Oil shale generally refers to a sedimentary rock that contains solid hydrocarbon materials called kerogen



- When oil shale is heated to ~600°F the kerogen generates hydrocarbon liquids and gases
- In-situ extraction has significant technical and environmental advantages and yields substantial net energy gains
- Produces a light hydrocarbon product composed of naphtha, jet, diesel + natural gas + hydrogen
- Estimated all-in production costs under $40 USD/barrel

Global Oil Shale Resources



1. Green River Formation – 1.5 Trillion Barrels
2. China – 355 Billion Barrels
3. Israel – 250 Billion Barrels
4. Russia – 245 Billion Barrels
5. Jordan – 102 Billion Barrels
6. Congo – 100 Billion Barrels
7. Brazil – 82 Billion Barrels
8. Italy – 73 Billion Barrels
9. Morocco – 54 Billion Barrels
10. Australia – 32 Billion Barrels

Source: World Energy Council, 2010 Survey of Energy Resources, 30th Oil Shale Symposium, Colorado School of Mines, 2010.

Genie Oil and Gas - Approach Strategy

- Develop advanced technologies and IP for environmentally acceptable unconventional hydrocarbon resource extraction
- Secure access and rights to resources globally where these technologies can be applied
- Pursue resources as a stand alone company or in partnership with major oil & gas players and/or local partners
- Build world class scientific and technical team with experienced professionals from oil & gas fields to support technology development and global operations

Israel Energy Initiatives (IEI)

Exclusive oil shale exploration license in Israel

- Covers 238 sq. km in south of Hashfela region
- Estimated 40 billion recoverable boe
- Subject to permitting and approvals
- Upon conclusion of successful pilot and declaration of discovery, IEI is entitled to a long term commercial lease
- License contains mechanisms for returning excess land to government



Legend
Terminal
Pumping Station
Refinery
City
Crude Oil Pipelines
Eilat – Ashkelon
Ashkelon – Haifa
Ashkelon Ashdod
Products Pipeline
Givati – Eilat
Regional Map
Haifa
Glilot
Tel-Aviv
Jerusalem
Ashdod
Ashkelon
Givati
Beer-Sheba
Mashabei-Sadeh
Faran
Yotvetah
Eilat
IEI License Area

Oil Shale Potential of Israel

- Israel has one of the largest and best oil shale deposits in the world for in situ conversion
- Richness: ~ 23 - 25 gal/ton
- Thickness: up to 300 m thick with 100 m thick High Grade Zone
- Very Low Water Inflow to Wells
- Complete Isolation from Aquifer



Shale oil produced in BGU lab from IEI's license area

Israel Energy Initiatives (IEI)

IDT

IEI Project Timeline

2009-2011	2011-2012	2012-2017	2018 and on
Geological Survey	**Pilot**	**Demo**	**Commercial Operations**
Conduct comprehensive geological survey	Design, construct and operate a pilot facility Production of ~500+ barrels in total *First Oil Produced* Demonstrate technology and attain "discovery" under the Israeli Petroleum Law	*Commercial Lease Obtained* Construct design and operate demo facility Up to 2,000 bpd steady state production at 2016	Scale up to full commercial operations

American Shale Oil - AMSO

AMSO is developing a federal RD&D lease in the Piceance Basin of Colorado

- AMSO LLC is 50% owned by Genie & 50% by Total, S.A.
- IDT operating during pre-commercial phase
- Total funding the majority of R&D expenditures, provides technical expertise, and will operate commercial project
- Lease provides 160 acres for testing in-situ technologies
- Demonstration of commercial and environmental viability provides access to 5,120 acres (8 square miles) preferential right area containing ~10 billion boe total in place of which ~2 billion is within the target illite oil shale layer.
- Commercial production target 100,000 boe per day for 25+ years



Piceance Basin
0
15
Miles
Shell
Chevron
AMSO Preference-Right Area
2.5
2.0
1.5
1.0
0.5
Resource quality, in millions of barrels per acre

AMSO Project Timeline

2011	2012-2015	2016-2018	2019 and on
Pilot	**Demo**	**Commercial Lease Conversion**	**Commercial Operations**
Drilling - Winter/Spring	Design, construct and operate a demo facility	Develop commercial lease application	Scale up to full commercial operations
Turn Heat on - Summer	Approx 3x size of Pilot	Permitting	
Pilot operations end - Fall	Develop downhole gas burners	Refine process and evaluate options	100,000 bbl/day
First Oil Produced	Demonstrate CO_2 sequestration	Engineering and design	
Pilot Analysis - Fall/Winter		*Commercial Lease Obtained (2018)*	

Investment Considerations

- **Strong, liquid balance sheet (see Appendix)**
  - Cash, cash equivalents and CD's of ~$12/share
  - Minimal goodwill & intangible assets
  - Mainly non-recourse debt
- **Core businesses are growing and generating Free Cash Flow**
  - Approximately $85M in free cash flow during FY2010
  - IDT Telecom - 6 consecutive quarters of revenue growth in core segment
  - IDT Energy - Expanding geographically into NJ & PA
- **Near and long term upside from non-core businesses**
  - Short term - Zedge, Fabrix
  - Long term - oil shale ventures in Colorado (AMSO) and Israel (IEI)
- **Track record of value creation**
  - Spin-offs, asset monetization, and pure plays
- **Dividend yield above 3%**

APPENDIX

Financial Overview by Business Unit

(USD in millions)	TTM*	FY 10	FY 09
Revenue			
IDT Telecom	$1,300.0	$1,193.8	$1,237.1
IDT Energy	$203.6	$201.4	$264.7
All Other	$8.3	$6.3	$5.8
Total	**$1,511.9**	**$1,401.4**	**$1,507.7**
Gross Profit			
IDT Telecom	$236.0	$227.7	$270.3
IDT Energy	$54.0	$57.8	$72.2
All Other	$7.0	$5.2	$5.1
Total	**$297.0**	**$290.7**	**$347.6**
Gross Margin %			
IDT Telecom	18.2%	19.1%	21.8%
IDT Energy	26.5%	28.7%	27.3%
All Other	84.3%	83.8%	87.3%
Total	**19.6%**	**20.7%**	**23.1%**
Total SG&A and R&D			
IDT Telecom	$186.2	$180.2	$220.9
IDT Energy	$25.5	$19.8	$26.7
Genie Oil and Gas	$9.8	$6.5	$6.4
All Other	$10.8	$12.1	$15.6
Corporate	$14.2	$11.8	$28.4
Total	**$246.5**	**$230.4**	**$298.0**
Adjusted EBITDA			
IDT Telecom	$49.8	$47.4	$49.4
IDT Energy	$28.5	$38.0	$45.5
Genie Oil and Gas	($9.8)	($6.5)	($6.4)
All Other	($3.8)	($6.8)	($10.5)
Corporate	($14.2)	($11.8)	($28.4)
Total	**$50.5**	**$60.3**	**$49.5**

** TTM – Twelve months ended April 30, 2011 (3Q11)*

Balance Sheet Overview

(USD in millions)	3Q11	4Q10	4Q09
Cash, marketable securities and short term investments	$280.1	$235.3	$189.2
Accounts receivable	$128.2	$105.2	$138.7
Other current assets	$41.8	$40.6	$35.0
Assets of discontinued operations	-	-	$18.8
Total current assets	**$450.1**	**$381.1**	**$381.7**
Property, plant and equipment, net	$90.9	$96.9	$129.1
Intangible assets and goodwill	$21.6	$22.1	$22.6
Investments and other assets	$18.7	$17.7	$26.2
Total assets	**$581.3**	**$517.8**	**$559.6**
Accounts payable, accrued expenses & inc. taxes payable	$232.2	$209.1	$234.0
Debt payable	$3.4	$6.7	$7.9
Deferred revenue	$82.2	$69.2	$67.5
Liabilities of discontinued operations	-	-	$5.5
Total current liabilities	**$317.8**	**$285.0**	**$314.9**
Long term debt	$33.5	$34.0	$48.5
Other liabilities	$10.9	$12.8	$16.8
Total liabilities	**$362.2**	**$331.8**	**$380.2**
Noncontrolling interests	($2.2)	$2.2	$3.1
Shareholders' equity	$221.3	$183.8	$176.3
Total liabilities & equity	**$581.3**	**$517.8**	**$559.6**

Closing the Gap on Valuation

Asset	Valuation Methodology	Valuation Metric	Valuation
IDT Telecom	Industry Multiples/ Transactions	Low 3.5X, EBITDA $50M, High 5.4X	$175M - $270M
IDT Energy	Industry Multiples/ Transactions	Low 4.4X, EBITDA $28M, High 5.5X	$125M - $155M
Genie Oil & Gas	Most Recent Investment	Investment Valuation	$200M
Cash & CDs	Cash is Cash	Cash Value	$280M
Total			**$780M - $905M**
Free Options			**Fabrix Zedge IP NOLs**

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA and Free Cash Flow, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

IDT's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add (1) depreciation and amortization, (2) impairments, (3) severance and other charges, and (4) loss on settlements and other, net, and deduct (1) gains on settlements and other, net, and (2) arbitration award income. These additions and deductions are non-cash and/or non-routine items in the relevant fiscal 2011, fiscal 2010, fiscal 2009 and fiscal 2008 periods.

Management believes that IDT's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of IDT's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. While IDT's business may be capital intensive, IDT has significantly reduced its capital expenditures to date and intends to incur capital expenditures at the reduced levels going forward. Since IDT's telecommunications network is less costly than in the past, IDT's operating results exclusive of depreciation and amortization charges are useful indicators of its current performance.

(continued on next page)

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures ***(continued from previous page)***

The impairments, and severance and other charges are also excluded in the calculation of Adjusted EBITDA. Impairments are primarily dictated by events and circumstances outside the control of management that trigger an impairment analysis. Severance and other charges are reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. In addition, severance and other charges have substantially decreased and are expected to remain at reduced levels for the foreseeable future. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Finally, the gains (losses) on settlements and other, net, and the arbitration award income, which are components of income (loss) from operations, are excluded from the calculation of Adjusted EBITDA. Although IDT has insurance claims and sells or disposes of businesses and sells interests in businesses from time-to-time and has a number of matters under litigation, such claims, sales, disposals and/or settlements do not occur each quarter nor are they part of IDT's or the relevant segment's core operating results.

The other calculation of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

IDT's measure of Free Cash Flow is derived from its statement of cash flows and is computed as net cash provided by operating activities less capital expenditures. Management believes Free Cash Flow provides investors with an important perspective on IDT's cash available to service debt and IDT's ability to make strategic acquisitions and investments, maintain its capital assets, repurchase its common stock, pay dividends and fund ongoing operations. As a result, Free Cash Flow is a significant measure of IDT's ability to generate long-term value. Management believes the presentation of Free Cash Flow is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. In addition, management believes that Free Cash Flow is a primary measure used externally by investors, analysts and peers for purposes of valuation and comparing IDT's operating performance to the performance of other companies in the telecommunications and energy industries.

Since Free Cash Flow is not a measure of performance calculated in accordance with GAAP, Free Cash Flow should not be considered in isolation of, or a substitute for, or superior to, net income as an indicator of operating performance or net cash provided by operating activities as a measure of liquidity. IDT's measure of Free Cash Flow may not be comparable to similarly titled measures used by other companies. In addition, Free Cash Flow does not represent residual cash available for discretionary use, since various non-discretionary expenditures, such as distributions to noncontrolling interests, repayments of capital lease obligations and repayments of borrowings are not deducted from IDT's measure.

Following are reconciliations of Adjusted EBITDA and Free Cash Flow to the most directly comparable GAAP measure for both IDT's reportable segments and for IDT on a consolidated basis.

Reconciliation of Non-GAAP Financials

IDT Facts and Figures
Page 4

	(in thousands) TTM
Free Cash Flow (FCF)	$ 48,283
Add: Capital expenditures	10,903
Net cash provided by operating activities	$ 59,186

IDT Consolidated Financial Overview
Page 5

	TTM	FY 10	FY 09	FY 08
Adjusted EBITDA	$ 50,519	$ 60,346	$ 49,485	$ (73,211)
Subtract (add):				
Depreciation and amortization	24,426	33,426	47,698	63,852
Impairments	15	(86)	38,351	24,831
Severance and other charges	1,428	4,927	9,332	34,872
Arbitration award income	-	-	-	(40,000)
(Gains) losses on settlements and other, net	(8,488)	(10,084)	(2,598)	9,569
Income (loss) from operations	$ 33,138	$ 32,163	$ (43,298)	$ (166,335)

Reconciliation of Non-GAAP Financials

IDT

IDT Telecom - Results of Operations
Page 10

	3Q 10	4Q 10	1Q 11	2Q 11	3Q 11	TTM	FY 10	FY 09
Adjusted EBITDA	$ 12,604	$ 14,372	$ 12,294	$ 12,450	$ 10,721	$ 49,837	$ 47,425	$ 49,366
Subtract:								
Depreciation and amortization	6,555	7,022	4,770	4,749	4,306	20,848	29,330	42,643
Adjusted operating income	6,049	7,350	7,524	7,701	6,415	28,989	18,095	6,723
Subtract (add):								
Impairments	5	4	-	-	-	4	9	29,063
Severance and other charges	820	226	-	926	-	1,152	1,624	4,799
Gains on settlements and other, net	(10,000)	(418)	-	(4,612)	-	(5,030)	(10,418)	-
Income (loss) from operations	$ 15,224	$ 7,538	$ 7,524	$ 11,387	$ 6,415	$ 32,863	$ 26,880	$ (27,139)

IDT Telecom - Telecom Platform Services
Page 10

	3Q 10	4Q 10	1Q 11	2Q 11	3Q 11	TTM	FY 10	FY 09
Adjusted EBITDA	$ 10,138	$ 11,267	$ 10,226	$ 10,439	$ 9,184	$ 41,118	$ 34,776	$ 30,260
Subtract (add):								
Depreciation and amortization	6,528	6,998	4,751	4,732	4,292	20,774	29,220	42,164
Impairments	5	4	-	-	-	4	9	29,063
Severance and other charges	820	163	-	926	-	1,089	1,561	4,799
Gains on settlements and other, net	(10,000)	(418)	-	(4,612)	-	(5,030)	(10,418)	-
Income from operations	$ 12,785	$ 4,520	$ 5,475	$ 9,393	$ 4,892	$ 24,281	$ 14,404	$ (45,766)

IDT Telecom - Consumer Phone Services
Page 10

	3Q 10	4Q 10	1Q 11	2Q 11	3Q 11	TTM	FY 10	FY 09
Adjusted EBITDA	$ 2,466	$ 3,104	$ 2,067	$ 2,011	$ 1,537	$ 8,719	$ 12,648	$ 19,106
Subtract:								
Depreciation and amortization	27	24	19	17	14	74	110	479
Severance and other charges	-	63	-	-	-	63	63	-
Income from operations	$ 2,439	$ 3,017	$ 2,048	$ 1,994	$ 1,523	$ 8,582	$ 12,475	$ 18,627

IDT Energy - Results of Operations
Page 10

	3Q 10	4Q 10	1Q 11	2Q 11	3Q 11	TTM	FY 10	FY 09
Adjusted EBITDA	$ 9,942	$ 5,667	$ 8,795	$ 5,404	$ 8,601	$ 28,467	$ 37,998	$ 45,505
Subtract:								
Depreciation and amortization	20	13	7	5	4	30	86	118
Severance and other charges	-	36	-	-	-	36	99	23
Income from operations	$ 9,922	$ 5,618	$ 8,788	$ 5,399	$ 8,597	$ 28,401	$ 37,813	$ 45,364

Reconciliation of Non-GAAP Financials

Investment Considerations
Page 27

	FY 10
IDT Telecom - Net cash flows from operations	$ 63,904
IDT Energy - Net cash flows from operations	27,812
	91,716
Capital expenditures from Telecom and Energy	(7,212)
Free cash flow from core businesses	$ 84,504

Financial Overview By Business Unit
Page 29

FY 2009	IDT Telecom	IDT Energy	Genie Oil and Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 49,366	$ 45,505	$ (6,430)	$ (10,533)	$ (28,424)	$ 49,484
Subtract (add):						
Depreciation and amortization	42,643	118	-	3,666	1,270	47,697
Impairments	29,063	-	-	9,288	-	38,351
Severance and other charges	4,799	23	-	898	3,612	9,332
Gain on settlements and other, net	-	-	(2,598)	-	-	(2,598)
Income (loss) from operations	$ (27,139)	$ 45,364	$ (3,832)	$ (24,385)	$ (33,306)	$ (43,298)

FY 2010	IDT Telecom	IDT Energy	Genie Oil and Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 47,425	$ 37,998	$ (6,481)	$ (6,824)	$ (11,772)	$ 60,346
Subtract (add):						
Depreciation and amortization	29,330	86	-	2,969	1,042	33,427
Impairments	9	-	-	(94)	-	(85)
Severance and other charges	1,624	99	-	32	3,172	4,927
(Gains) losses on settlements and other, net	(10,418)	-	-	334	-	(10,084)
Income (loss) from operations	$ 26,880	$ 37,813	$ (6,481)	$ (10,065)	$ (15,986)	$ 32,161

TTM	IDT Telecom	IDT Energy	Genie Oil and Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 49,837	$ 28,467	$ (9,809)	$ (3,815)	$ (14,161)	$ 50,519
Subtract (add):						
Depreciation and amortization	20,848	30	-	2,845	703	24,426
Impairments	4	-	-	11	-	15
Severance and other charges	1,152	36	-	-	240	1,428
Gains on settlements and other, net	(5,030)	-	-	(3,958)	500	(8,488)
Income (loss) from operations	$ 32,863	$ 28,401	$ (9,809)	$ (2,713)	$ (15,604)	$ 33,138

IDT Corporation